                                                                   Exhibit 10.13

                                FOURTH AMENDMENT
                                       TO
                 SEVENTH AMENDED AND RESTATED SECURITY AGREEMENT



         THIS FOURTH AMENDMENT TO SEVENTH AMENDED AND RESTATED SECURITY AGREEMENT (the "Amendment") made and entered into as of the 26th day of November, 2003, by and between DIRECT GENERAL FINANCIAL SERVICES, INC., a Tennessee corporation whose address is 1281 Murfreesboro Road, Nashville, Tennessee 37217 (f/k/a Direct Financial Services, Inc.) ("Grantor"), and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, whose address is 165 Madison Avenue, Memphis, Tennessee 38103, Attention: Metropolitan Division (in its agency capacity being herein referred to as "Agent," and in its individual capacity as "FTBNA"), as agent for itself, and for HIBERNIA NATIONAL BANK, Baton Rouge, Louisiana ("Hibernia"), and for U. S. BANK NATIONAL ASSOCIATION, St. Louis, Missouri ("U. S. Bank"), and for REGIONS BANK, Birmingham, Alabama ("Regions"), and for CAROLINA FIRST BANK, Greenville, South Carolina ("Carolina First"), and for BANK ONE, NA (Main Office -- Chicago, Illinois), Baton Rouge, Louisiana ("Bank One"), and for NATIONAL CITY BANK OF KENTUCKY, Louisville, Kentucky ("National City Bank"), and for FIFTH THIRD BANK, Franklin, Tennessee ("Fifth Third") (Agent, Hibernia, U. S. Bank, Regions, Carolina First, National City Bank, Fifth Third, and Bank One collectively, the "Banks," and each individually, a "Bank"), pursuant to the Eighth Amended and Restated Loan Agreement dated as of October 31, 2002, as amended (the "Loan Agreement") among Grantor, Banks and the other parties named therein.

                                Recitals of Fact

         Pursuant to that certain Seventh Amended and Restated Security Agreement dated as of October 31, 2002, as amended by that certain First Amendment to Seventh Amended and Restated Security Agreement dated as of March 31, 2003, as amended by that certain Second Amendment to Seventh Amended and Restated Security Agreement dated as of May 28, 2003, and as amended by that certain Third Amendment to the Seventh Amended and Restated Security Agreement dated as of June 30, 2003 (as amended, the "Security Agreement"), between Grantor and the Banks, Grantor assigned and pledged Receivables (as defined in the Loan Agreement) and other contractual rights to the Agent for the benefit of the Banks as collateral security for all of the Obligations (as defined in the Security Agreement) of Grantor to the Banks.

         The Grantor and the Banks now desire to modify certain terms of the Security Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises as set forth in the Recitals of Fact, the mutual covenants and agreements hereinafter set out, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

                                   Agreements

         1. All capitalized terms used and not defined herein shall have the meaning ascribed to them in the Loan Agreement.

         2. To induce the Banks to enter into this Amendment, the Grantor does hereby absolutely and unconditionally, certify, represent and warrant to the Banks, and covenants and agrees with the Banks, that:

                  (a) All representations and warranties made by the Grantor in the Loan Agreement, as amended, in the Security Agreement, as amended, and in all other loan documents (all of which are herein sometimes called the "Loan Documents"), are true, correct and complete in all material respects as of the date of this Amendment.

                  (b) As of the date hereof and with the execution of this Amendment, there are no existing events, circumstances or conditions which constitute, or would, with the giving of notice, lapse of time, or both, constitute Events of Default.

                  (c) There are no existing offsets, defenses or counterclaims to the obligations of the Grantor, as set forth in the Notes, the Security Agreement, the Loan Agreement, as amended, or in any other Loan Document executed by the Grantor, in connection with the Loan.

                  (d) The Grantor does not have any existing claim for damages against the Banks arising out of or related to the Loan; and, if and to the extent (if any) that the Grantor has or may have any such existing claim (whether known or unknown), the Grantor does hereby forever release and discharge, in all respects, the Banks with respect to such claim.

                  (e) The Loan Documents, as amended by this Amendment, are valid, genuine, enforceable in accordance with their respective terms, and in full force and effect.

         3. Section 2(a) of the Security Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  (a) The full and prompt payment, when due, of the indebtedness (and interest thereon) evidenced and to be evidenced by those certain promissory notes,

                           (i) dated as of November 26, 2003, in the principal sum of Forty Million Dollars ($40,000,000.00), executed by Grantor and payable to the order of First Tennessee Bank National Association;

                           (ii) dated as of November 26, 2003, in the principal sum of Twenty Million Dollars ($20,000,000.00), executed by Grantor and payable to the order of Hibernia;

                           (iii) dated as of November 26, 2003, in the principal sum of Thirty Million Dollars ($30,000,000.00), executed by Grantor and payable to the order of U. S. Bank;

                           (iv) dated as of November 26, 2003, in the principal sum of Twenty-Five Million Dollars ($25,000,000.00), executed by Grantor and payable to the order of Regions;

                           (v) dated as of November 26, 2003, in the principal sum of Fifteen Million Dollars ($15,000,000.00), executed by Grantor and payable to the order of Carolina First;

                           (vi) dated as of November 26, 2003, in the principal sum of Fifteen Million Dollars ($15,000,000.00), executed by Grantor and payable to the order of National City Bank;

                           (vii) dated as of November 26, 2003, in the principal sum of Ten Million Dollars ($10,000,000.00), executed by Grantor and payable to the order of Fifth Third; and

                           (viii) dated as of November 26, 2003, in the principal sum of Thirty-Five Million Dollars ($35,000,000.00), executed by Grantor and payable to the order of Bank One, together with and any and all renewals, modifications, and extensions of any of said notes, in whole or in part; and

         4. All terms and provisions of the Security Agreement, as heretofore amended, which are inconsistent with the provisions of this Amendment are hereby modified and amended to conform hereto; and, as so modified and amended, the Security Agreement is hereby ratified, approved and confirmed. Except as otherwise may be expressly provided herein, this Amendment shall become effective as of the date set forth in the initial paragraph hereof.

         5. All references in all Loan Documents (including, but not limited to, the Notes, the Security Agreement, and the Loan Agreement) to the "Security Agreement" shall, except as the context may otherwise require, be deemed to constitute references to the Security Agreement as amended hereby.

                        [SEPARATE SIGNATURE PAGES FOLLOW]

                                 SIGNATURE PAGE
                                       TO
       FOURTH AMENDMENT TO SEVENTH AMENDED AND RESTATED SECURITY AGREEMENT

================================================================================


         IN WITNESS WHEREOF, the Grantor, the Banks and the Agent have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first above written.

                                  GRANTOR:

                                  DIRECT GENERAL FINANCIAL SERVICES, INC., a Tennessee corporation

                                  By:  /s/ Brian G. Moore
                                     -----------------------------------------
                                  Title:  President
                                        --------------------------------------



                                  BANKS:

                                  FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                  By:  /s/ Sam Jenkins
                                     -----------------------------------------
                                  Title:  SVP
                                        --------------------------------------

                                  HIBERNIA NATIONAL BANK

                                  By:  /s/ Janet Olson Rack
                                     -----------------------------------------
                                  Title:  Senior Vice President
                                        --------------------------------------

                                  U. S. BANK NATIONAL ASSOCIATION

                                  By:  /s/ Russell S. Rogers
                                     -----------------------------------------
                                  Title:  Vice President
                                        --------------------------------------

                                  CAROLINA FIRST BANK

                                  By:  /s/ Charles Chamberlin
                                     -----------------------------------------
                                  Title:  Executive Vice President
                                        --------------------------------------











                           [SIGNATURE PAGE CONTINUED]

                                  BANK ONE, NA
                                  (MAIN OFFICE - CHICAGO, ILLINOIS)

                                  By:  /s/ Robert D. Bond
                                     -----------------------------------------
                                  Title:  First Vice President
                                        --------------------------------------

                                  REGIONS BANK

                                  By:  /s/ Sam Prudhomme
                                     -----------------------------------------
                                  Title:  Assistant Vice President
                                        --------------------------------------

                                  NATIONAL CITY BANK OF KENTUCKY

                                  By:  /s/ Kevin C. Anderson
                                     -----------------------------------------
                                  Title:  SVP
                                        --------------------------------------

                                  FIFTH THIRD BANK

                                  By:  /s/ David Hicks
                                     -----------------------------------------
                                  Title:  VP
                                        --------------------------------------



                                  AGENT:

                                  FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                  By:  /s/ Sam Jenkins
                                     -----------------------------------------
                                  Title:  SVP
                                        --------------------------------------




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